UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 8, 2024

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2024, the Board of Directors of SSR Mining Inc., a British Columbia corporation (the “Company”), appointed Mr. Daniel Malchuk as a director of the Company, effective January 8, 2024. His term will expire at the next annual meeting of stockholders, which is expected to be in May 2024. Mr. Malchuk will receive annual cash and equity retainers for his service as a director consistent with the director compensation program, which is described under the caption “Director Compensation” in the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 25, 2023, which is available on the Company’s website.

Mr. Malchuk brings over 30 years of strategic, operational and financial experience in the natural resource industry to the Board. He currently serves as Senior Advisor with Appian Capital Advisory and as Chairman of Jetti Resources. Mr. Malchuk had a long career with BHP, most recently serving as President Operations, Minerals Americas until his retirement in 2020. In this role, Mr. Malchuk had overall responsibility for the Minerals portfolio in the Americas, including copper mines in Chile, joint ventures in numerous South American countries, a multibillion-dollar potash project in Canada and global copper exploration activities. Previously, Mr. Malchuk held various leadership positions at BHP, including President of Copper; President of Aluminum, Manganese, and Nickel; President, Minerals Exploration; and Vice President, Strategy and Development. Mr. Malchuk holds a Civil Industrial Engineer degree from Universidad de Chile and an MBA from University of California at Los Angeles (UCLA) Anderson School of Management.

The Board has also appointed Mr. Malchuk as a member of the Technical, Safety and Sustainability Committee of the Board, effective January 8, 2024.

Mr. Malchuk is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Mr. Malchuk and any other person pursuant to which Mr. Malchuk was appointed to the Board.

A copy of the news release announcing the appointment of Mr. Malchuk to the Board effective as of January 8, 2024 is included as Exhibit 99.1 to the report and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release, dated January 8, 2024, announcing appointment of new Board director.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: January 8, 2024